                                                                   Exhibit 10.22


                                                                  EXECUTION COPY
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                              PPA LETTER OF CREDIT
                           AND REIMBURSEMENT AGREEMENT


                                      Dated


                                November 10, 1999


                                      among


                         Tenaska Georgia Partners, L.P.,
                                 as Partnership


                                       and


                           The Toronto-Dominion Bank,
                               as the Issuing Bank
                             as a Bank and as Agent


                                       and


                             THE BANKS PARTY HERETO


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                           PAGE

                                    ARTICLE I

                                   DEFINITIONS

Section 1.1    Definitions...................................................................1
Section 1.2    Construction..................................................................6


                                   ARTICLE II

                              PPA LETTER OF CREDIT

Section 2.1    Commitments...................................................................7
Section 2.2    Amount and Term of PPA Letter of Credit.......................................7
Section 2.3    Participation in PPA Letter of Credit.........................................8
Section 2.4    Drawing and Reimbursement.....................................................8
Section 2.5    Fees..........................................................................8
Section 2.6    Interest......................................................................9
               (a)  Rate.....................................................................9
               (b)  Method of Electing Interest Rates........................................9
               (c)  Funding Losses..........................................................11
               (d)  Basis for Determining Interest Rate Inadequate or Unfair................11
               (e)  Maximum Rate............................................................12
Section 2.7    Repayment....................................................................12
Section 2.8    Prepayments..................................................................12
Section 2.9    Security.....................................................................13
Section 2.10   Payments.....................................................................13
Section 2.11   Computation of Interest and Fees.............................................13
Section 2.12   Payments on Non-Business Days................................................14
Section 2.13   Sharing of Payments, Etc.....................................................14
Section 2.14   Evidence of Debt.............................................................15
Section 2.15   Increased Costs and Reduced Returns..........................................15
Section 2.16   Capital Adequacy.............................................................17
Section 2.17   Taxes........................................................................17
Section 2.18   Illegality...................................................................19
Section 2.19   Reduction in Commitments/Reimbursements......................................19
Section 2.20   Right of Set-off.............................................................19


                                       i

                                   ARTICLE III

                              CONDITIONS PRECEDENT

Section 3.1    Conditions Precedent to Closing Date.........................................20


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

Section 4.1    Representations and Warranties of Partnership................................21


                                    ARTICLE V

                                    COVENANTS

Section 5.1    Covenants....................................................................21


                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

Section 6.1    Events of Default............................................................21
Section 6.2    Remedies.....................................................................22
Section 6.3    Collateralization upon Acceleration of the Bonds.............................22


                                   ARTICLE VII

                            CHARACTER OF OBLIGATIONS

Section 7.1    Obligations Absolute.........................................................23
Section 7.2    Limited Liability of Agent and Banks.........................................23


                                  ARTICLE VIII

                                    THE AGENT

Section 8.1    Authorization and Action.....................................................24
Section 8.2    Agent's Reliance, Etc........................................................25
Section 8.3    The Agent, the Issuing Bank and Affiliates...................................25
Section 8.4    Bank Credit Decision.........................................................25
Section 8.5    Indemnification..............................................................26
Section 8.6    Successor Agent..............................................................26
Section 8.7    Collateral...................................................................26


                                       ii

                                   ARTICLE IX

                                  MISCELLANEOUS

Section 9.1    Amendments, Etc..............................................................27
Section 9.2    Notices, Etc.................................................................27
Section 9.3    No Waiver, Remedies..........................................................28
Section 9.4    Costs and Expenses...........................................................28
Section 9.5    Application of Money.........................................................28
Section 9.6    Severability.................................................................28
Section 9.7    Non-Recourse Liability.......................................................29
Section 9.8    Binding Effect...............................................................29
Section 9.9    Assignments and Participations...............................................29
Section 9.10   Indemnification..............................................................30
Section 9.11   Governing Law; Submission of Jurisdiction; Venue; Waiver of Jury Trial.......32
Section 9.12   Headings.....................................................................33
Section 9.13   Execution in Counterparts....................................................33



Exhibit A      Form of PPA Letter of Credit
Exhibit B      Form of Assignment and Acceptance
Exhibit C      Amortization Schedule
Exhibit D      Applicable Margin Table


                              PPA LETTER OF CREDIT
                           AND REIMBURSEMENT AGREEMENT

        This PPA LETTER OF CREDIT AND REIMBURSEMENT AGREEMENT, dated November 10, 1999 (this "AGREEMENT"), is entered into by and among (1) TENASKA GEORGIA PARTNERS, L.P., a Delaware limited partnership (the "PARTNERSHIP"); (2) THE TORONTO-DOMINION BANK, as the Issuing Bank (the "ISSUING BANK"); (3) THE TORONTO-DOMINION BANK, in its individual capacity, together with each other bank that becomes a party hereto pursuant to Section 9.9 (each, including the Issuing Bank, a "BANK" and collectively, the "BANKS"); and (4) THE TORONTO-DOMINION BANK, as agent for the Banks (in such capacity, together with its successors in such capacity, the "AGENT").

        WHEREAS, the Partnership is constructing and will lease a 936MW (nominal summer rating) natural gas-fired, simple-cycle electric generating facility in Heard County, Georgia and related property and facilities (the "Facility");

        WHEREAS, the Partnership intends to finance the construction and equipping of the Facility through an offering of Bonds (the "Bonds") under Rule 144A, the proceeds of which Bonds will be used to purchase Taxable Industrial Development Revenue Bonds issued by the Development Authority of Heard County, Georgia, a public corporation created and existing under the laws of the State of Georgia (the "DAHC Bonds"), the net proceeds of which will be used to pay Project Costs related to the Facility;

        WHEREAS, PECO Energy Company ("PECO") and the Partnership have entered into a Power Purchase Agreement, dated as of August 24, 1999 (the "PPA") pursuant to which the Partnership will sell and PECO will purchase the capacity and associated energy from the Project; and

        WHEREAS, in order to provide assurances in respect of the Partnership's satisfaction of its obligations to PECO, the Partnership has requested that the Issuing Bank agree to issue and the Banks participate in, and the Issuing Bank is willing to agree to issue and the Banks are willing to participate in, the PPA Letter of Credit upon the terms and conditions hereinafter set forth.


                                    ARTICLE I

                                   DEFINITIONS

        Section 1.1 DEFINITIONS. (a) Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Common Agreement.

        (b) The following terms are used in this Agreement with the following respective meanings:

        "ADDITIONAL COMMITMENT" means (i) the amount set forth opposite such Bank's name on the signature pages hereof and described as being the Additional Commitment or, if such Bank has entered into one or more Assignments and Acceptances, set forth for such Bank in the register maintained by the Agent for such purpose as the same may be reduced from time to time in accordance with the provisions of this Agreement, or (ii) as the context may require, the obligation of such Bank to make loans in an aggregate amount of principal amount not exceeding such amount.

        "ADJUSTED BASE RATE" means the higher of (i) the Federal Funds Rate plus .50% and (ii) the Base Rate.

        "AGENT" has the meaning set forth in the preamble to this Agreement.

        "APPLICABLE MARGIN" means, at any time, the margin applicable at such time to Base Rate Loans or Eurodollar Rate Loans or the letter of credit fee payable under Section 2.5(a), in each case as set forth on Exhibit D hereto.

        "ASSIGNMENT AND ACCEPTANCE" means an Assignment and Acceptance entered into by a Bank and another Person, substantially in the form of Exhibit B.

        "BANK" has the meaning set forth in the preamble of this Agreement.

        "BASE RATE" means the variable rate of interest PER ANNUM officially announced or published by the Agent from time to time as its "base rate," such rate being set by the Agent as a general reference rate of interest, taking into account such factors as the Agent may deem appropriate, it being understood that many of the Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Agent may make various commercial or other loans at rates of interest having no relationship to such rate. For purposes of this Agreement, each change in the Base Rate shall be effective as of the opening of business on the date announced as the effective date of the change in such "base rate."

        "BASE RATE LOAN" means a PPA Loan, or portion thereof, bearing interest at a rate determined with reference to the Adjusted Base Rate.

        "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are open for business in New York, New York, and with respect to all notices and determinations in connection with, advances of, continuations of, conversions from and to, and payments of principal and interest on, Eurodollar Rate Loans, any day that is also a day for trading by and between banks in U.S. dollar deposits in the London interbank Eurodollar market.

        "CLOSING DATE" means the date on which the conditions precedent set forth in Section 3.1 have been fulfilled.

        "COMMITMENT" of a Bank means (i) prior to April 1, 2001 the Initial Commitment and (ii) upon and after April 1, 2001, the sum of the Initial Commitment and the Additional Commitment.

        "COMMITMENTS" means all of the Commitments.

        "COMMON AGREEMENT" means the Agreement as to Certain Undertakings, Common Representations, Warranties, Covenants and other items dated as of November 1, 1999 made by and among the Partnership, the Trustee, the DSR LOC Agent, the PPA LOC Agent, and the Collateral Agent.

        "CREDIT DOCUMENTS" means this Agreement, the Security Documents, the Collateral Agency Agreement and the PPA Letter of Credit.

        "DEFAULT" means an event that with the giving of any required notice and/or the lapse of any required time would constitute an Event of Default.

         "DOLLARS" and "$" means freely transferable United States dollars.

        "DRAWING" means a drawing under the PPA Letter of Credit.

        "EUROCURRENCY LIABILITIES" has the meaning set forth in Regulation D.

        "EUROCURRENCY RESERVE PERIOD" has the meaning set forth in Section 2.15(b).

        "EURODOLLAR RATE" means, for any Interest Period with respect to a Eurodollar Rate Loan, the rate PER ANNUM equal to the average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the offered rates which appear on the Dow Jones Telerate page 3750, British Bankers Association Interest Settlement Rates for deposits in Dollars (or such other system for the purpose of displaying rates of leading reference banks in the London interbank market, as designated by the Agent) as of 11:00 a.m. (London time) on the day two Business Days prior to the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Rate Loan to which such Interest Period is to apply and for a period of time comparable to such Interest Period.

        "EURODOLLAR RATE LOAN" means a PPA Loan, or portion thereof, bearing interest at a rate determined with reference to the Eurodollar Rate.

        "EVENT OF DEFAULT" has the meaning set forth in Section 6.1.

        "EXCLUDED TAXES" has the meaning set forth in Section 2.17(a).

        "EXPIRATION DATE" means seven years from the date hereof.

        "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate PER ANNUM equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

        "INDEMNIFIED PARTY" has the meaning set forth in Section 9.10.

        "INITIAL COMMITMENT" means (i) the amount set forth opposite such Bank's name on the signature pages hereof and described as being the Initial Commitment or, if such Bank has entered into one or more Assignments and Acceptances, set forth for such Bank in the register maintained by the Agent for such purpose as the same may be reduced from time to time in accordance with the provisions of this Agreement, or (ii) as the context may require, the obligation of such Bank to make loans in an aggregate amount of principal amount not exceeding such amount.

        "INTEREST PERIOD" means with respect to each Eurodollar Rate Loan, a period commencing on the date specified in the applicable Notice of Interest Rate Election and ending one, two, three, six or, with the consent of the Banks, nine or twelve calendar months thereafter, as the Partnership may elect in the applicable Notice of Interest Rate Election; PROVIDED, that:

        (a) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day;

        (b) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

        (c) no Interest Period shall be selected to be applicable to a PPA Loan or portion thereof if such Interest Period ends after the next scheduled principal payment date therefor pursuant to this Agreement unless, at the time of such selection, there are outstanding Base Rate Loans and/or Eurodollar Rate Loans the Interest Period(s) applicable to which, end on or before such scheduled payment date which the Partnership reasonably determines are in an aggregate principal amount at least equal to the amount of such next scheduled principal payment; and

        (d) no Interest Period shall end after the latest Required Payment Date.

        "ISSUING BANK" has the meaning set forth in the preamble of this Agreement.

        "LOAN OBLIGATIONS" means the Drawings and the principal of all PPA Loans (including but not limited to the Partnership's obligations in respect of amounts not yet disbursed).

        "MAXIMUM STATED AMOUNT" means (i) $15,000,000 from the Closing Date until March 31, 2001 and (ii) on and after April 1, 2001, the Stated Amount as of such date plus $10,000,000 (in each case as such terms are defined in the PPA), reduced by, in each case, the amount of any PPA Term Loan made as the result of a Term Conversion Event.

        "MORTGAGE BASIS" means in respect of each PPA Term Loan, an amortization schedule which, taking into account the interest rate applicable to such PPA Term Loan determined in accordance with Section 2.7(d) and assuming payments are made on Interest Payment Dates, results in levelized payment of the principal of and interest on such PPA Term Loan to and including the PPA Term Loan Required Payment Date applicable thereto.

        "NON-RECOURSE PARTY" has the meaning specified in Section 9.7.

        "NON-RENEWAL EVENT" means the failure of the PPA Letter of Credit to have been extended or replaced at least 10 days prior to the stated expiration date of such PPA Letter of Credit.

        "NOTICE OF INTEREST RATE ELECTION" has the meaning set forth in Section 2.6(b).

        "OBLIGATIONS" means all of the Loan Obligations and any and all other obligations of the Partnership to the Issuing Bank, the Banks or the Agent under or in connection with the Credit Documents, whether for interest, fees, expenses, indemnification or otherwise.

        "PARTICIPANT" has the meaning set forth in Section 9.9(b).

        "PARTNERSHIP" has the meaning set forth in the preamble of this Agreement.

        "PERCENTAGE INTEREST" means, for each Bank, the fraction, expressed as a percentage, where the numerator is the Commitment of such Bank and the denominator is the aggregate of all the Commitments held by all the Banks, as set forth on the signature page opposite the name and signature of each respective Bank or if applicable, in Schedule 1 to any Assignment and Acceptance.

        "PPA LETTER OF CREDIT" means a letter of credit in favor of PECO substantially in the form of Exhibit A, issued or to be issued by the Issuing Bank.

        "PPA LOAN" means any PPA LOC Loan or PPA Term Loan, as applicable.

        "PPA LOC LOAN" means a loan made as a result of Drawing on the PPA Letter of Credit which, is not made upon the occurrence of a Non-Renewal Event.

        "PPA LOC LOAN REQUIRED PAYMENT DATE" means, in respect of each PPA LOC Loan, the earlier of (a) the date five years from the date such PPA LOC Loan is made by the Banks pursuant to the terms of this Agreement and (b) the Final Maturity Date.

        "PPA TERM LOAN" means a PPA Term Loan made as a result of (i) the occurrence of a Non-Renewal Event to fund a Drawing made upon such occurrence or
(ii) a Term Conversion Event.

        "PPA TERM LOAN REQUIRED PAYMENT DATE" means, in respect of each PPA Term Loan, the earlier of (a) the date five years from the date such PPA Term Loan is made by the Banks pursuant to the terms of this Agreement and (b) the Final Maturity Date.

        "PURCHASING BANK" has the meaning set forth in Section 9.9(a).

        "QUARTERLY DATE" has the meaning set forth in Section 2.5(a)

        "REGULATION D" means Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

        "REGULATORY CHANGE" means, subsequent to the date of this Agreement, any adoption or change in United States Federal, state or municipal or foreign law or regulations (including Regulation D) or the adoption or change or making of any application, interpretation, directive, request or guideline of or under any United States Federal, state or municipal or foreign law or regulations by any court, central bank or Governmental Authority.

        "REQUIRED BANKS" means, at any time, Banks (one of which shall be the Agent) owed at least 66-2/3% of the sum of Loan Obligations then outstanding and/or the Commitments; PROVIDED, HOWEVER, that, if and so long as there are only two Banks, then "Required Banks" shall mean both of such Banks.

        "REQUIRED PAYMENT DATE" means in the case of any PPA LOC Loan, the PPA LOC Loan Required Payment Date or in the case of a PPA Term Loan, the applicable PPA Term Loan Required Payment Date.

        "STATED AMOUNT" means the amount (not to exceed the Maximum Stated Amount) available to be drawn under the PPA Letter of Credit as of any date, as reduced and reinstated from time to time in accordance with the terms hereof.

        "TAXES" means any and all present or future income, stamp, transfer, turnover and other taxes, levies, imposts, duties, charges, fees, deductions or withholdings now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, and any and all interest, penalties, claims or other liabilities arising under or relating thereto, including those imposed on any of the Banks or on payments to be made to or received by any of them from the Partnership hereunder.

        "TERM CONVERSION EVENT" means, in respect of a PPA LOC Loan, the failure by the Partnership to have repaid (i) at least 50% of the original amount of such PPA LOC Loan on the date 30 months after the making of such PPA LOC Loan or
(ii) the full amount of such PPA LOC Loan by the PPA LOC Loan Required Payment Date.

        "TERMINATION NOTICE" has the meaning set forth in Section 2.2(d).

        Section 1.2 CONSTRUCTION. In this Agreement, unless expressly specified to the contrary: the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible, visible form, but shall not include electronic mail; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation;" references to articles, sections (or subdivisions of sections), recitals, appendices, exhibits, annexes or schedules are to those of this Agreement; references to agreements and other instruments shall be deemed to include all amendments and other modifications to such agreements and instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement; references to Persons include their respective permitted successors and assigns and, in the case of Governmental Authorities, Persons succeeding to their respective functions and capacities; and all accounting terms used in this Agreement shall be interpreted, all accounting determinations under this

Agreement shall be made and all financial statements required to be delivered under this Agreement shall be prepared in accordance with GAAP as in effect from time to time, on a basis consistent with the most recent audited financial statements, if any, of the relevant Person delivered to the Agent, or otherwise reasonably acceptable to the Agent.


                                   ARTICLE II

                              PPA LETTER OF CREDIT

        Section 2.1 COMMITMENTS. Each Bank irrevocably agrees severally, on the terms and conditions contained in this Agreement, to participate in the PPA Letter of Credit and each Drawing thereunder in the Percentage Interest of such Bank and in an aggregate amount not to exceed at any time such Bank's Commitment.

        Section 2.2 AMOUNT AND TERM OF PPA LETTER OF CREDIT. (a) Subject to the terms and conditions contained in this Agreement, the Issuing Bank irrevocably agrees to issue the PPA Letter of Credit on the Closing Date for the account of the Partnership and in the Maximum Stated Amount.

        (b) If a Non-Renewal Event shall have occurred and PECO shall have made a Drawing in accordance with Section 2.4, the PPA Letter of Credit shall thereupon terminate.

        (c) If a Term Conversion Event shall have occurred, and the Agent, subject to the approval of the Required Banks, elects to convert any PPA LOC Loan into a PPA Term Loan in accordance with Section 2.7(e), the Stated Amount shall be reduced by an amount equal to the amount of the PPA LOC Loan so converted and the Maximum Stated Amount correspondingly reduced.

        (d) The Issuing Bank shall have the right, upon the occurrence and during the continuance of an Event of Default, to deliver to the Collateral Agent and PECO a notice in the form of Annex E to the PPA Letter of Credit (a "TERMINATION NOTICE"), which notice shall be given at least sixty (60) days prior to the date of termination referred to in such notice. After the delivery by the Issuing Bank of a Termination Notice, the Stated Amount shall be neither increased, nor reinstated upon payment of any PPA LOC Loans notwithstanding any other provision of this Agreement to the contrary.

        (e) The Agent shall, solely for informational purposes, deliver to the Partnership a copy of any Termination Notice given to the beneficiary under the PPA Letter of Credit; PROVIDED, HOWEVER, that the Banks' ability to terminate the PPA Letter of Credit shall not be contingent upon the Agent's delivery to the Partnership of such notice and that neither the Agent nor the Banks shall incur any liability whatsoever as a result of the Agent's failure to deliver such notice to the Partnership.

        Section 2.3 PARTICIPATION IN PPA LETTER OF CREDIT. Simultaneously with the issuance of the PPA Letter of Credit, the Issuing Bank shall be deemed to have sold and transferred to each Bank, and each Bank shall be deemed to have purchased and received from the Issuing

Bank, in each case irrevocably and without any further action by any party, an undivided interest and participation in the PPA Letter of Credit, each Drawing and the other Loan Obligations in respect thereof in an amount equal to such Bank's Percentage Interest therein. The Agent shall promptly advise each Bank of any reduction in the Maximum Stated Amount, change in the Stated Amount or Expiration Date in respect of the PPA Letter of Credit or the cancellation or other termination of the PPA Letter of Credit and any Drawing; PROVIDED, HOWEVER, that failure to provide such notice shall not limit or impair the rights of the Agent hereunder or under the Financing Documents.

        Section 2.4 DRAWING AND REIMBURSEMENT. (a) The payment by the Issuing Bank of a Drawing shall constitute the making by the Issuing Bank of a loan to the Partnership in the amount of such payment. In the event that a Drawing is not repaid by the Partnership by 10:00 a.m. (New York City time), on the day of such Drawing, the Agent shall promptly notify each other Bank. Each such Bank (including the Issuing Bank in its capacity as a Bank) shall, on the day of such notification, make a loan to the Partnership, which shall be used to repay the applicable portion of the Issuing Bank's loan with respect to such Drawing, in an amount equal to the amount of such Bank's Percentage Interest in such Drawing, for application to repay the Issuing Bank (each such loan by a Bank, which shall be either a PPA LOC Loan or a PPA Term Loan, to be referred to as a "PPA LOAN"), and shall deliver to the Agent for the Issuing Bank's account, on the day of such notification and in immediately available funds, the amount of such PPA Loan. In the event that any Bank fails to make available to the Agent for the account of the Issuing Bank the amount of such PPA LOC Loan, the Issuing Bank shall be entitled to recover such amount on demand from such Bank together with interest thereon at the Federal Funds Rate and until such reimbursement is made, the unreimbursed amount of the Issuing Bank's loan shall be deemed to be a PPA Loan (either a PPA LOC Loan or a PPA Term Loan, as applicable) for all purposes of this Agreement.

        (b) If a Non-Renewal Event shall have occurred, PECO shall be entitled to make a Drawing on the PPA Letter of Credit in an amount equal to the Stated Amount of the PPA Letter of Credit as in effect immediately prior to such Drawing and the PPA Letter of Credit shall thereupon terminate.

        Section 2.5 FEES. The Partnership shall pay the following fees to the Agent for the respective accounts of the persons specified below:

        (a) for the respective accounts of the Banks, a letter of credit fee equal to the product of (i) the average daily Stated Amount and (ii) a per annum rate equal to the average daily Applicable Margin for Eurodollar Rate Loans, as in effect during the applicable period, payable quarterly in arrears on the first Business Day of each February, May, August and November (each such Business Day, a "QUARTERLY DATE") occurring after the Closing Date calculated on the basis of a 360-day year for the actual number of days elapsed;

        (b) from and including the Closing Date, for the account of the Issuing Bank, a fronting fee equal to the product of (x) the average daily Stated Amount and (y) 0.125% per annum payable quarterly in arrears on each Quarterly Date occurring after the Closing Date calculated on the basis of a 360-day year for the actual number of days elapsed;

               (c) from and after the Closing Date to and including April 1, 2001, for the account of each Bank an annual commitment fee, payable quarterly in arrears on each Quarterly Date occurring after the Closing Date and calculated on the basis of a 360 day year for the number of days elapsed in an amount equal to 0.375% of the Additional Commitment; and

               (d) such other fees specified in the fee letter among the Partnership, the Agent.

        Section 2.6 INTEREST. (a) RATE. The Partnership shall pay interest on the unpaid principal amount of each PPA Loan for each day from the date such PPA Loan is made until such principal amount has been paid in full as follows:

        (i) BASE RATE LOANS. As to Base Rate Loans for each day until due at a rate PER ANNUM equal to (x) the sum of the Adjusted Base Rate plus (y) the Applicable Margin as in effect on such day payable monthly in arrears on the first Business Day of each month; and

        (ii) EURODOLLAR RATE LOANS. As to Eurodollar Rate Loans, for each day until due at a rate PER ANNUM equal to the sum of (x) the Eurodollar Rate plus
(y) as in effect on such day the Applicable Margin, payable on the last day of the applicable Interest Period or, if such Interest Period exceeds three months, at intervals of three months from the first day of such Interest Period.

        (iii) DEFAULT INTEREST. Interest payments for each day on any principal amounts that have not been paid when due shall be payable at the Adjusted Base Rate plus the Applicable Margin as in effect on such day plus 2%

        (b) METHOD OF ELECTING INTEREST RATES. (i) Each PPA Loan shall constitute a Base Rate Loan unless the Partnership elects otherwise pursuant to the following provisions of this Section 2.6(b).

        (ii) Each PPA Loan shall constitute a Base Rate Loan or a Eurodollar Rate Loan as the Partnership may elect in accordance with this Section 2.6(b). If no such election is timely made with respect to a PPA Loan, such PPA Loan shall constitute a Base Rate Loan in accordance with Section 2.6(b)(i), provided that, in the case of PPA Term Loans that arise on the occasion of a conversion from PPA LOC Loans in accordance with Section 2.7(d) or 2.7(e), such PPA Term Loans shall be continued as the same type of PPA Loan (i.e., Base Rate Loan or Eurodollar Loan), and if any such PPA LOC Loan was a Eurodollar Loan, the then current Interest Period shall continue after such conversion, until the end of such Interest Period, at which time the provisions for election of Interest Periods contained in this Section 2.6(b) shall apply. The Partnership may from time to time elect to change or continue the interest rate borne by each PPA Loan, subject to the conditions set forth below, as follows:

                (A) with respect to PPA Loans that are Base Rate Loans, the Partnership may elect to convert all or any portion of such PPA Loans to Eurodollar Rate Loans as of any Business Day; and

                (B) with respect to PPA Loans that are Eurodollar Rate Loans, the Partnership may elect to convert all or any portion of such PPA Loans to Base Rate Loans or elect to continue all or any portion of such PPA Loans as

        Eurodollar Rate Loans for an additional Interest Period, in each case effective on the last day of the then current Interest Period applicable to such PPA Loans.

Each such election shall be made by delivering a notice (a "NOTICE OF INTEREST RATE Election") to the Agent (1) in the case of a conversion to or continuation of a Eurodollar Rate Loan, not later than 10:00 a.m. (New York City time) on the third Business Day prior to the day on which such conversion or continuation is to be effective or (2) in the case of a conversion to a Base Rate Loan, at any time prior to the day on which such conversion is to be effective. Each Notice of Interest Rate Election shall be in writing (including facsimile transmission) or by voice, promptly confirmed in writing. A Notice of Interest Rate Election may, if it so specifies, apply to only a portion of the aggregate principal amount of the relevant PPA Loan.

        (iii) Each Notice of Interest Rate Election shall specify:

                (A) the PPA Loans (or portion thereof) together with amount of each thereof to which such notice applies;

                (B) the date on which the conversion or continuation selected in such notice is to be effective, which shall comply with the applicable clause of subsection (ii) above;

                (C) if PPA Loans are to be converted, each new type of PPA Loan together with amount thereof, and if such new PPA Loans are Eurodollar Rate Loans, the duration of the initial Interest Period applicable thereto; and

                (D) if such PPA Loans are to be continued as Eurodollar Rate Loans for additional Interest Periods, the duration of such Interest Periods.

        Each Interest Period specified in a Notice of Interest Rate Election shall comply with the provisions of the definition of Interest Period. No conversion into or continuation of a Eurodollar Rate Loans shall be permitted when a Default or an Event of Default has occurred and is continuing, and if a Default or an Event of Default has occurred and is continuing, each Eurodollar Rate Loan shall automatically be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto.

        (iv) A Notice of Interest Rate Election shall not be revocable by the Partnership. If the Partnership fails to deliver a timely Notice of Interest Rate Election to the Agent for any Eurodollar Rate Loan, such PPA Loans shall be converted into Base Rate Loans on the last day of the then current Interest Period applicable thereto.

        (c) FUNDING LOSSES. If the Partnership makes any payment of principal with respect to any Eurodollar Rate Loan or any Eurodollar Rate Loan is converted to a Base Rate Loan on any day other than the last day of an Interest Period applicable thereto, or if the Partnership fails to borrow, repay or prepay any Eurodollar Rate Loan after notice has been given to the Agent in accordance with the terms hereof, the Partnership shall reimburse the Agent, for the ratable account of the Banks, within 30 days after demand for any resulting loss or expense incurred by them, including any loss incurred in obtaining, liquidating or employing deposits from third parties. Without prejudice to the foregoing, the Partnership shall indemnify the Agent and the Banks against any direct (as opposed to consequential) loss or expense that the Agent or the Banks may sustain or incur as a consequence of a failure by the Partnership in payment of principal of, or interest on, any Eurodollar Rate Loan, or any part thereof, including any interest, premium or penalty paid by the Agent or any Bank to lenders of funds borrowed by it or deposited with it for the purpose of making or maintaining such Eurodollar Rate Loan. A certificate as to the amount of any such loss or expense in reasonable detail (specifying the basis of such loss or expense) shall be promptly submitted by the Agent, or by any Bank through the Agent, to the Partnership and shall be conclusive and binding as to the amount thereof, absent manifest error.

        (d) BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. If on or prior to the first day of any Interest Period for any Eurodollar Rate Loan:

                (i) the Agent or any Bank determines, in its reasonable judgment, that deposits in Dollars (in the applicable amounts) are not being offered to the Agent or such Bank in the relevant market for such Interest Period, or

                (ii) the Agent or such Bank, in its reasonable judgment, shall determine that the Eurodollar Rate will not adequately and fairly reflect the cost to the Agent or such Bank of funding its Eurodollar Rate Loans for such Interest Period, the Agent, or such Bank through the Agent, shall forthwith give notice thereof (which notice shall describe in reasonable detail the basis for such determination) to the Partnership, whereupon until the Agent, or such Bank through the Agent, notifies the Partnership that the circumstances giving rise to such suspension no longer exist, (A) the obligations of the Agent or such Bank to make or continue Eurodollar Rate Loans or to convert outstanding PPA Loans into Eurodollar Rate Loans shall be suspended and (B) each outstanding Eurodollar Rate Loan, or if a Bank only shall be affected, each Eurodollar Rate Loan held by such Bank shall be converted into a Base Rate Loan on the last day of the then current Interest Period applicable thereto.

        (e) MAXIMUM RATE. This Agreement is hereby expressly limited so that in no contingency or event, whether by reason of acceleration of the maturity of any indebtedness hereunder or otherwise, shall the interest contracted for or charged or received by the Banks exceed the maximum amount permissible under Applicable Law. If, from any circumstance whatsoever, interest would otherwise be payable to the Banks in excess of the maximum lawful amount, the interest payable to the Banks shall be reduced to the maximum amount permitted under Applicable Law, and the amount of interest for any subsequent period, to the extent less than that permitted by Applicable Law, shall to that extent be increased by the amount of such reduction.

        Section 2.7 REPAYMENT. (a) The Partnership shall repay the principal amount of each PPA LOC Loan in accordance to the provisions of Exhibit C applicable to PPA LOC Loans. Each PPA LOC Loan shall mature and be paid in full on the applicable PPA LOC Loan Required Payment Date.

        (b) The Issuing Bank shall reduce the Stated Amount by the principal amount of each PPA LOC Loan.

        (c) Subject to Sections 2.2 and 6.2, the Issuing Bank shall, upon receipt of written notice from the Partnership, reinstate the Stated Amount to the extent of any repayment or prepayment of the principal amount of any PPA LOC Loan; provided, that such reinstatement shall not cause the Stated Amount to exceed the Maximum Stated Amount as then in effect. The Issuing Bank shall provide notice to PECO in the form of Annex D if the Letter of Credit is reinstated.

        (d) Each PPA Term Loan (including the PPA Term Loans made after a Non-Renewal Event and any PPA Term Loan made upon a conversion of a PPA LOC Loan after the occurrence of a Term Conversion Event) shall, in accordance with Exhibit C, (i) amortize and be payable on successive Scheduled Payment Dates in amounts of principal and interest computed on a Mortgage Basis, and (ii) finally mature and be due and payable on the applicable PPA Term Loan Required Payment Date in the amount of remaining principal thereof and accrued interest thereon.

        (e) If a Term Conversion Event shall have occurred as to any PPA LOC Loan, then from and after the date such Term Conversion Event occurs, the Agent may, subject to the approval of the Required Banks and upon 15 Business Days' prior written notice to the Partnership and the other Senior Parties, convert such PPA LOC Loan into a PPA Term Loan.

        Section 2.8 PREPAYMENTS. The Partnership may, at any time and from time to time on any Business Day, upon prior written notice to the Agent not later than 11:00 a.m. (New York City time), at least one Business Day before the day of any prepayment of the PPA LOC Loans, such notice stating the proposed date and aggregate principal amount of the prepayment, and if such notice is given the Partnership shall, prepay without premium or penalty, except as provided in
Section 2.6(c), the outstanding principal amounts of the PPA LOC Loans in whole or in part, together with accrued interest to the date of such prepayment on the principal amount prepaid. PPA Term Loans shall be prepaid ratably with the Bonds in the event the Bonds are prepaid, provided that in the event that an LOC Sweep Notice shall have been given, the PPA Term Loans may be prepaid in accordance with Section 3.3(c) of the Collateral Agency Agreement.

        All prepayments made hereunder shall be applied by the Agent and the Banks against the installments of principal amount of outstanding PPA Loans of a particular class (i.e., PPA LOC Loans or PPA Term Loans), in inverse order of maturity; such prepayments shall first be applied to the prepayment of outstanding Base Rate Loans of a particular class (i.e., PPA LOC Loans or PPA Term Loans) to the extent thereof and then to the prepayment of outstanding Eurodollar Rate Loans of such class.

        Section 2.9 SECURITY. The Obligations shall be secured by the Security Documents, the rights and remedies in respect of which shall be exercised pursuant to the Collateral Agency Agreement.

        Section 2.10 PAYMENTS. (a) The Partnership shall make each payment hereunder not later than 10:00 a.m. (New York City time), on the day when due to the Agent at its address set forth in Section 9.2, in Dollars in immediately available funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal (including reimbursement of Drawings), interest or fees ratably (other than amounts payable for the account of the Issuing Bank pursuant to Section 2.5(a) and (b), which shall be payable solely to the Issuing Bank, or payable pursuant to Section 9.4) to the Banks and like funds relating to the payment of any other amount payable to any Bank, to such Bank, in each case to be applied in accordance with the terms of this Agreement. The Agent may withhold from any interest payment to any Bank an amount equal to any applicable withholding tax (including upon the failure of any Bank to provide the forms or other documentation required under Section 2.17(f)).

        (b) Unless the Agent receives notice from the Partnership before the date on which any payment is due to the Banks hereunder that the Partnership will not make such payment in full, the Agent may assume that the Partnership has made such payment in full to the Agent on such date, and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due to such Bank. If and to the extent that the Partnership has not so made such payment in full to the Agent on the date on which such payment is due, each Bank agrees, irrevocably and without qualification or exception, to repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date on which such Bank repays such amount to the Agent, at the Federal Funds Rate.

        (c) All payments made by the Partnership to each of the Banks and the Agent under this Agreement will be made without set-off, counterclaim or other defense.

        Section 2.11 COMPUTATION OF INTEREST AND FEES. All computations of interest hereunder for Eurodollar Rate Loans shall be made on the basis of a year of 360 days and for Base Rate Loans shall be made on the basis of a year of 365/366 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each calculation and each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

        Section 2.12 PAYMENTS ON NON-BUSINESS DAYS. Whenever any payment hereunder is stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be. If no due date is specified for the payment of any amount payable by the Partnership hereunder, such amount shall be due and payable not later than 10 Business Days after receipt by the Partnership of written demand from the Agent for payment thereof.

        Section 2.13 SHARING OF PAYMENTS, ETC. (a) Each Bank agrees that if, as a result of the exercise of a right of set-off, banker's lien or counterclaim or other similar right or the receipt of a secured claim it receives any payment in respect of the PPA Loans or other Obligations hereunder it shall promptly notify the Agent thereof (and the Agent shall promptly notify the other Banks). If, as a result of such payment, such Bank receives a greater percentage of the Obligations owed to it under this Agreement than the percentage received by any other Bank, such Bank shall purchase a participation (which it shall be deemed to have purchased simultaneously upon the receipt of such payment) in the Obligations then held by such other Banks so that all such recoveries of principal and interest with respect to all Obligations owed to each Bank shall be pro rata on the basis of its respective amount of such Obligations owed to all Banks; PROVIDED, that if all or part of such proportionately greater payment received by such purchasing Bank is thereafter recovered by or on behalf of the Partnership from such Bank, such purchase shall be rescinded and the purchase price paid for such participation shall be returned to such Bank to the extent of such recovery, but without interest.

               (b) Each Bank which receives a secured claim as described in subsection (a) above shall, to the extent practicable, exercise its rights in respect of such secured claim in accordance with such subsection (a) and otherwise in a manner consistent with the rights of the Banks entitled under this Section 2.13 to share in the benefits of any recovery on such secured claim.

               (c) The Partnership expressly consents to the foregoing arrangements and agrees that any holder of a participation in any Obligation so purchased or otherwise acquired of which the Partnership has received notice may exercise any and all rights of set-off, banker's lien or counterclaim with respect to any and all monies owing by the Partnership to such holder as fully as if such holder were a holder of such Obligation in the amount of the participation held by such holder.

        Section 2.14 EVIDENCE OF DEBT. (a) The indebtedness of the Partnership resulting from all PPA Loans shall be evidenced by this Agreement.

        (b) The books and accounts of the Agent shall be conclusive evidence, absent manifest error, of the amounts of all Drawings, PPA Loans, fees, interest and other amounts advanced, due, outstanding, payable or paid pursuant to this Agreement.

        Section 2.15 INCREASED COSTS AND REDUCED RETURNS. (a) If, on or after the date hereof, the adoption of any Applicable Law, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Agent or any Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                (i) shall subject the Agent or such Bank to any tax, duty or other charge (other than routine examination fees or Taxes) with respect to the Eurodollar Rate Loans or its obligation to make or continue Eurodollar Rate Loans, or shall change the basis of taxation of payments to the Agent or any Bank of the principal of or interest on its Eurodollar Rate Loans or any other amounts due under this Agreement in respect of its Eurodollar Rate Loans or its obligation to make or continue PPA Loans or Eurodollar Rate Loans (except for changes in the rate of tax on the net income of the Agent or such Bank imposed by the federal, state or local jurisdiction in which the Agent's or such Bank's principal executive office is located); or

                (ii) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any Eurodollar Rate Loan any such requirement provided in Section 2.17(b), against assets of, deposits with or for the account of, or credit extended by, the Agent or any Bank or shall impose on the Agent or any Bank or on the London interbank market any other condition affecting the Eurodollar Rate Loans or its obligation to advance Eurodollar Rate Loans;

and the result of any of the foregoing is to increase the cost to the Agent or such Bank of making or continuing any Eurodollar Rate Loan or to reduce the amount of any sum received or receivable by the Agent or such Bank under this Agreement with respect thereto by an amount deemed by the Agent or such Bank to be material, then, the Agent, or such Bank through the Agent, shall deliver to the Partnership as promptly as practicable a certificate setting forth in reasonable detail the additional amounts that the Agent or such Bank, as the case may be, determines will fully compensate it for such reduction, increased cost or payment and the basis for the determination of such amount; PROVIDED, that the Partnership shall not be obligated to compensate the Agent or any Bank for the amount of such increased cost incurred with respect to a period of time prior to the date which is 90 days before the date on which the Agent first notifies the Partnership of a claim for such compensation or that an event had occurred which will entitle the Agent or a Bank to such compensation. Any such amount claimed by the Agent or any Bank shall, in the case of clause (i) above, be net of applicable tax savings, if any, directly attributable thereto. Within 15 Business Days after demand by the Agent, the Partnership shall pay to the Agent, for its account or for the account of the applicable Bank, as the case may be, such additional amount shown as due on any such certificate, absent manifest error.

        (b) In the event that the Agent or any Bank shall determine (which determination shall, absent manifest error, be final and conclusive and binding on all the parties hereto) at any time that the Agent or such Bank is required to maintain reserves in respect of Eurocurrency Liabilities during any period during which any PPA Loan owing to it bears interest based on the Eurodollar Rate (each such period, for the Agent or such Bank, a "EUROCURRENCY RESERVE PERIOD"), but only in respect of any period during which any reserve shall actually be maintained by the Agent or such Bank for any Eurodollar Rate Loan as a result of a reserve requirement applicable to it under Regulation D in connection with Eurocurrency Liabilities, then the Agent, or such Bank through the Agent, shall promptly give notice to the Partnership of such determination, and the Partnership shall directly pay to the Agent, for its account or for the account of the applicable Bank, as the case may be, additional interest on the unpaid principal amount of such PPA Loan during such Eurocurrency Reserve Period at a rate PER ANNUM which shall, during each monthly period applicable to such PPA Loan, be the amount by which (x) the Eurodollar Rate for such monthly period divided (and rounded upward to the next whole multiple of 1/100 of 1%) by a percentage equal to 100% minus the then stated maximum rate of all reserve requirements (including any marginal, emergency, supplemental, special or other reserves) applicable to the Agent or such Bank in respect of Eurocurrency Liabilities exceeds (y) the Eurodollar Rate for such monthly period. The Agent, or such Bank through the Agent, shall furnish along with such notice a certificate setting forth in reasonable detail the cost actually incurred to maintain such reserves and the basis for the determination of such amount; PROVIDED, that the Partnership shall not be obligated to compensate the Agent or any Bank for the amount of such increased cost incurred with respect to a period of time prior to the date which is 90 days before the date on which the Agent first notifies the Partnership of a claim for such compensation or that an event has occurred which will entitle the Agent or a Bank to such compensation. Additional interest payable pursuant to the immediately preceding sentence shall be paid by the Partnership at the time that it is otherwise required to pay interest in respect of such PPA Loan, or, if later demanded by the Agent or any Bank, promptly on demand. Each of the Agent and the Banks agrees that, if notice is given to the Partnership of the existence of a Eurocurrency Reserve Period, the Agent, or the applicable Bank through the Agent, shall promptly notify the Partnership of any termination thereof, at which time the Partnership shall cease to be obligated to pay additional interest to the Agent or such Bank pursuant to the first sentence of this paragraph until such time, if any, as a subsequent Eurocurrency Reserve Period shall occur.

        (c) The Agent, and each Bank through the Agent, will promptly notify the Partnership of any event of which it has knowledge, occurring after the date hereof, which will entitle the Agent or such Bank to compensation pursuant to this Section and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of the Agent or such Bank, be otherwise disadvantageous to the Agent or such Bank.

        Section 2.16 CAPITAL ADEQUACY. If the Agent or any Bank shall determine that, after the date hereof, the adoption of any Applicable Law regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of the Agent or such Bank or its holding company as a consequence of the Agent's or such Bank's obligations hereunder to a level below that which the Agent or such Bank could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by the Agent or such Bank to be material, then the Agent, or such Bank through the Agent, shall deliver to the Partnership as promptly as practicable (but in no event later than 120 days after the Agent or such Bank has actual knowledge of such claim for capital adequacy) a certificate setting forth in reasonable detail the amount being charged by the Agent or such Bank and the basis for the determination of such amount. Within 15 Business Days after the delivery of such certificates by the Agent, the Partnership shall pay to the Agent, for its account or for the account of the applicable Bank, as the case may be, the amount shown as due on any such certificate.

        Section 2.17 TAXES. (a) Payments by the Partnership to the Agent and the Banks under this Agreement will be made free and clear of and without deduction for Taxes, other than Taxes based on the net income of the Agent or any Bank (including franchise taxes imposed in lieu of net income taxes) imposed by (i) the United States federal government, (ii) the jurisdiction where the Agent or such Bank is organized or has its principal office or (iii) the jurisdiction of the branch of such Bank maintaining any PPA Loan or the branch of the Agent through which it renders its services as the Agent ("EXCLUDED TAXES"). If the Partnership is required by law to deduct Taxes (other than Excluded Taxes) from such a payment, then the sum payable under the instrument to which the payment relates will be increased so that such deduction does not result in a diminution in the amount the Agent or any Bank actually receives.

        (b) To the extent permitted by law, without duplication of amounts paid by the Partnership under Section 2.17(a), the Partnership hereby indemnifies and holds harmless the Agent and each Bank from and against, and agrees to reimburse the Agent and each Bank on an after-tax basis (computed taking into account any deductions or other benefits available for federal income tax purposes for the Agent or such Bank if it is a United States taxpayer and any deductions and benefits available for income tax purposes in any jurisdiction in which the Agent or such Bank is a taxpayer) on demand for, any and all Taxes paid or incurred by the Agent or such Bank in connection with the transactions contemplated by this Agreement; PROVIDED, HOWEVER, that the foregoing indemnity does not cover Excluded Taxes. Reimbursement on an "after-tax basis" means on a basis such that the Agent or such Bank is made whole after taking into account income taxes that the Agent or such Bank will owe on the indemnity or reimbursement payment in any jurisdiction and any related tax benefits, assuming the Agent or such Bank is subject to income taxes at the highest marginal rates. Nothing in this paragraph shall interfere with the right of the Agent or any Bank to arrange its tax affairs in whatever manner it thinks fit and, in particular, the Agent and the Banks are under no obligation to claim a deduction or other benefit relating to these transactions ahead of any other claim, relief, credit, deduction or other benefit to which it is entitled. The Agent, or applicable Bank through the Agent, shall promptly give written notice to the Partnership office (but in no event later than 60 days) the Agent or such Bank has actual knowledge of the imposition of any Taxes subject to indemnification hereunder; PROVIDED, HOWEVER, that failure to give such notice within such 60 day period will not relieve the Partnership of the obligation to indemnify the Agent or such Bank in accordance with the terms hereof, except to the extent of interest that would have been avoided had the notice been given prior to the end of such 60-day period.

        (c) The Partnership will provide evidence that all Taxes imposed on payments under this Agreement, any PPA Loan have been fully paid to the appropriate authorities by delivering official receipts or notarized copies to the Agent within 15 Business Days after payment. The Partnership will compensate the Agent or any Bank that has to pay any Taxes because the Partnership failed to timely furnish such evidence; PROVIDED, that prior to paying such Taxes, the Agent, or such Bank through the Agent, shall have notified the Partnership of its intent to make such payment.

        (d) If the Partnership so requests promptly in writing after receipt of any notice under Section 2.17 hereof, the Agent or applicable Bank will contest in good faith the Taxes at the Partnership's expense, keep the Partnership fully informed about the progress of the contest, consult in good faith with the Partnership's counsel regarding conduct of the contest, and not compromise or otherwise settle the contest without the Partnership's consent (which shall not be unreasonably withheld or delayed); PROVIDED, that the Agent or such Bank may in its sole discretion select the forum for the contest and determine whether the contest will be by resisting payment of the Taxes or by paying the Taxes and seeking a refund; PROVIDED, FURTHER that the Agent or such Bank will be under no obligation to contest unless (A) if the Agent or such Bank requests, the Partnership has provided the Agent or such Bank an opinion of independent tax counsel selected by the Partnership and reasonably acceptable to the Agent or such Bank to the effect that there is a reasonable basis for the contest, (B) the amount in controversy is at least $75,000, (C) the Agent or such Bank has received satisfactory indemnification and security for any liability, loss, cost or expense arising out of the contest (including, but not limited to, all reasonable legal and accounting fees and expenses, penalties, interest and additions to tax), (D) if requested by the Agent or such Bank, the Partnership has admitted in writing its duty to indemnify the Agent or such Bank for the Taxes if the contest is lost (but such admission shall not preclude the Partnership from raising a defense to liability if a court of competent jurisdiction has rendered a decision articulating the cause of such Taxes, and the cause is not one for which the Partnership is responsible under this Section 2.17), and (E) if the contest is conducted in a manner that requires paying all or part of the Taxes, the Partnership has paid the amount required.

        (e) If the Partnership so requests within 10 days of notice to the Partnership of the imposition of any Taxes on payments to any of the Banks of a type not generally imposed on United States or foreign lenders making advances of the types contemplated hereunder, such Banks shall (consistent with legal and regulatory restrictions) comply with Section 2.19 hereof.

        (f) At such times as may be required by Applicable Law or as the Agent or the Partnership may reasonably request, each Bank agrees that it will deliver to the Agent and the Partnership duly completed forms of any applicable jurisdiction or other documentation reasonably satisfactory to the Agent and the Partnership that such Bank is entitled to receive payments under this Agreement without deduction or withholding of income tax under the Applicable Law of such jurisdiction. Each Bank further agrees to notify the Agent and the Partnership of the occurrence of any event (including any change in treaty, law or regulation) that would render such Bank unable to receive payments hereunder without such deduction or withholding.

        Section 2.18 ILLEGALITY. If, on or after the date of this Agreement, the adoption of any Applicable Law, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Agent or any Bank with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency shall make it unlawful or impossible for the Agent or such Bank to make, continue or convert its Eurodollar Rate Loans, the Agent, or such Bank through the Agent, shall so notify the Partnership, whereupon until the Agent, or such Bank through the Agent, notifies the Partnership that the circumstances giving rise to such suspension no longer exist, the obligation of the Agent or such Bank to make or continue Eurodollar Rate or convert outstanding PPA Loans into Eurodollar Rate Loans, shall be suspended. Before giving any notice to the Partnership pursuant to this Section, the Agent or applicable Bank shall designate a different lending office for the Eurodollar Rate Loans if such designation will avoid the need for giving such notice and will not, in the sole judgment of the Agent or such Bank, be otherwise disadvantageous to the Agent or such Bank. If such notice is given, each Eurodollar Rate Loan of the Agent or such Bank then outstanding shall either (i) be converted to a Base Rate Loan on the last day of the then current Interest Period applicable to such Eurodollar Rate Loan if the Agent or such Bank may lawfully make or continue such PPA Loan to such day, or (ii) be immediately converted to a Base Rate Loan if the Agent or such Bank shall determine that it may not lawfully continue to make or continue such PPA Loan to such day; PROVIDED, that the Partnership shall not be obligated to make any payment pursuant to Section 2.6(c) as a result of such conversion. If the Partnership so requests within 10 days of receipt of the notice referred to above, the applicable Bank shall (consistent with legal and regulatory restrictions) comply with Section 2.19 hereof.

        Section 2.19 REDUCTION IN COMMITMENTS/REIMBURSEMENTS. The Partnership shall have the right to refinance the Commitment and any outstanding PPA Loans, if any, without premium or penalty, except as provided in Section 2.6(c), upon at least 10 Business Days' prior written notice to the Agent.

        Section 2.20 RIGHT OF SET-OFF. Subject to the terms and conditions of the Collateral Agency Agreement, the Partnership hereby authorizes each Bank (in addition to, and without limitation of, any right of set-off, banker's lien or counterclaim a Bank may otherwise have), upon the occurrence and during the continuance of any Event of Default, at any time and from time to time, without notice to the Partnership or any Person other than the Collateral Agent (any such notice being hereby expressly waived by the Partnership to the extent it may legally do so) to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final) at any time held, and other indebtedness at any time owing, by such Bank in any of its offices, wherever located (whether such deposits or indebtedness be in dollars or in any other currency), to or for the credit or the account of the Partnership against any and all of the Obligations and liabilities of the Partnership now or hereafter existing under this Agreement, irrespective of whether or not such Bank shall have made any demand hereunder or thereunder and although such Obligations may be contingent or unmatured.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

        Section 3.1 CONDITIONS PRECEDENT TO CLOSING DATE. The occurrence of the Closing Date is subject to satisfaction or waiver of the following conditions precedent:

        (a) issuance of the Bonds;

        (b) the Agent shall have received the following, each dated on or before the Closing Date, in form and substance satisfactory to the Agent:

                (i) the Common Agreement and the Collateral Agency Agreement each duly executed by the parties thereto;

                (ii) this Agreement duly executed by the Partnership;

                (iii) an original of each of the Security Documents, duly executed by the parties thereto;

                (iv) written opinions of counsel covering such matters as the Agent may reasonably request; and

                (v) evidence reasonably satisfactory to the Agent that all actions necessary or appropriate in order to effectively establish, create or perfect the Security Interest have been duly taken.

        (c) receipt by the Issuing Bank of a copy of the report of the Independent Engineer in form and substance reasonably satisfactory to the Agent;

        (d) receipt by the Issuing Bank of a copy of the Market Study in form and substance reasonably satisfactory to the Agent; and

        (e) payment by the Partnership of all accrued fees and expenses (as provided in Sections 2.5 and 9.4) of the Agent and the Banks (including the reasonable accrued fees and disbursements of counsel to the Agent and the Banks), to the extent that one or more statements for such fees and expenses have been presented for payment.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

        Section 4.1 REPRESENTATIONS AND WARRANTIES OF PARTNERSHIP. The Partnership hereby makes for the benefit of the Agent and the Banks all of the representations and warranties of the Partnership contained in Article IV of the Common Agreement (which representations and warranties are incorporated by reference herein as if fully set forth herein together with all related definitions and which representations and warranties shall be true and correct as of the date hereof and the Closing Date).


                                    ARTICLE V

                                    COVENANTS

        Section 5.1 COVENANTS. So long as any Commitment is in effect, the PPA Letter of Credit is outstanding or the Obligations remain unpaid, the Partnership shall observe and perform all of the covenants of the Partnership contained in Article V of the Common Agreement (which covenants together with all related definitions are incorporated herein by reference as if fully set forth herein.


                                   ARTICLE VI

                              DEFAULTS AND REMEDIES

        Section 6.1 EVENTS OF DEFAULT. Each of the following shall constitute an "Event of Default" under this Agreement so long as the same shall be continuing:

        (a) any principal of any PPA Loans is not paid in full within 5 days after the due date thereof;

        (b) the Partnership shall fail to pay any amount due (other than amounts due pursuant to Section 6.1(a)) under this Agreement within 15 days after the due date thereof; or

        (c) an "Event of Default" under the Common Agreement shall have occurred and be continuing.

        Section 6.2 REMEDIES. Upon the occurrence and during the continuation of an Event of Default, the Agent shall, at the request of the Required Banks, take one or more of the following actions: (i) after giving any required notice to the beneficiary of the PPA Letter of Credit and the lapse of the time period required prior to termination of the PPA Letter of Credit, terminate the PPA Letter of Credit in accordance with Section 2.2(d), (ii) declare the Obligations, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, including but not limited to the amount of any and all PPA Loans which may be made upon a Drawing under the PPA Letter of Credit which occurs after the date on which the Agent declares such amounts to be due and payable, but prior to the effective date of a termination of the PPA Letter of Credit in accordance with Section 2.2(d), whereupon the Obligations, all such interest and all such amounts shall become and be immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Partnership,
(iii) terminate the ability of the Partnership to cause reinstatement of the Stated Amount through the reimbursement of Drawings, as contemplated by the terms hereof or (iv) terminate the ability of the Partnership to continue PPA Loans as, or convert PPA Loans to, Eurodollar Rate Loans; PROVIDED, that the Agent and the Banks shall not have the right to exercise any other remedy otherwise available to the Agent or any Bank except in accordance with the provisions of the Collateral Agency Agreement.

        Section 6.3 COLLATERALIZATION UPON ACCELERATION OF THE BONDS. In the event that an Event of Default hereunder results from an "EVENT OF DEFAULT" under the Common Agreement and the Trustee accelerates amounts due under the Common Agreement, the Maximum Stated Amount shall be entitled to collateralization pursuant to the terms of the Collateral Agency Agreement by having the Collateral Agent deposit (in a separate account to be held by the Collateral Agent), at the time that any amounts are paid to the Trustee in respect of accelerated amounts due under the Common Agreement, an amount equal to the amount that would have been disbursed to the Agent at such time (based on pro rata payment requirements) if Drawings had been made to the full extent of the Stated Amount ("DEEMED PPA LOC LOANS") and the Deemed PPA LOC Loans had been accelerated at the same time as an acceleration under the Indenture. Upon a Drawing on the PPA Letter of Credit, a portion of the amount in the separate account equal to such Drawing's proportionate share of the Maximum Stated Amount shall be transferred by the Collateral Agent to the Agent. The Agent, the Issuing Bank and each Bank agree that upon termination or expiration of the PPA Letter of Credit, all amounts in such separate collateral account that have not been transferred pursuant to the previous sentence (to the extent of such expiration or termination) shall be transferred to the Collateral Agent.

                                   ARTICLE VII

                            CHARACTER OF OBLIGATIONS

        Section 7.1 OBLIGATIONS ABSOLUTE. The Obligations shall be absolute, unconditional and irrevocable and shall not be affected or impaired under any circumstances whatsoever, including the following circumstances:

        (a) any lack of validity or enforceability of any provision of any Project Document or Financing Document;

        (b) any amendment or waiver of, or any consent to departure from, any provision of any Project Document or Financing Document;

        (c) the existence of any claim, set-off, defense or other right that the Partnership may have at any time against the beneficiary of the PPA Letter of Credit (or any Person for whom such beneficiary may be acting), any Bank, the Agent or any other Person, whether in connection with any Project Document or Financing Document, the transactions contemplated thereby or any unrelated transaction;

        (d) any statement or signature in any certificate or other document presented under the PPA Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect, or any such statement being untrue or inaccurate in any respect whatsoever;

        (e) any exchange, release or nonperfection of any Collateral or other collateral, or any release, amendment or waiver of or consent to departure from any Project Document, Financing Document or any guaranty, for any of the Obligations;

        (f) payment by the Issuing Bank under the PPA Letter of Credit against presentation of a draft or certificate that does not comply with the terms of the PPA Letter of Credit; or

        (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

        Section 7.2 LIMITED LIABILITY OF AGENT AND BANKS. As among the Partnership, the Agent and the Banks (including the Issuing Bank), the Partnership assumes all risks of the acts or omissions of the beneficiaries of the PPA Letter of Credit with respect to the use of the PPA Letter of Credit. Neither the Agent nor any Bank nor any of their respective officers, directors, employees or agents shall be liable or responsible for (i) the use that may be made of the PPA Letter of Credit or any acts or omissions of any beneficiaries of the PPA Letter of Credit in connection with the PPA Letter of Credit; (ii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted in connection with the PPA Letter of Credit or of any endorsement thereon, even if such document or endorsement should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;
(iii) payment by the Issuing Bank against presentation of any document that does not comply with the terms of the PPA Letter of Credit, including failure of any document to bear any reference or adequate reference to the PPA Letter of Credit; or (iv) any other circumstance whatsoever in making, delaying to make or failing to make payment under the PPA Letter of Credit; PROVIDED, however, that the Partnership shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Partnership, to the extent of any direct, as opposed to consequential, damages suffered by the Partnership that the Partnership proves were the result of the Issuing Bank's willful misconduct or gross negligence in paying under the PPA Letter of Credit or the Issuing Bank's willful or grossly negligent failure to pay under the PPA Letter of Credit after the presentation to it by the beneficiary of a draft and certificate strictly complying with the terms and conditions of the PPA Letter of Credit (unless the Issuing Bank in good faith believed itself (based upon an opinion of counsel) to be prohibited by law or legal authority from making such payment). In furtherance and not in limitation of the foregoing, the Issuing Bank may accept any document that appears on its face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.


                                  ARTICLE VIII

                                    THE AGENT

        Section 8.1 AUTHORIZATION AND ACTION. (a) Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Credit Documents (including enforcement of and collection under any Credit Document or other Project Document), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks, and such instructions shall be binding upon all Banks; PROVIDED, HOWEVER, that the Agent shall not be required to take any action that, in the Agent's sole judgment, exposes the Agent to personal liability or that is contrary to any Credit Document or other Project Document or Applicable Law. In performing its function and duties hereunder as Agent, the Agent shall act solely as the agent of the Banks and in its capacity as Issuing Bank, the Issuing Bank shall act solely as issuer of the PPA Letter of Credit, and does not assume and shall not be deemed to have assumed in either such capacity any obligation towards or relationship of agency or trust or other fiduciary relationship with or for the Partnership or any other party to any Project Document.

        (b) Each Bank hereby authorizes the Agent in the name of and on behalf of such Bank to sign such documents, take all such actions and perform such obligations that the Agent deems necessary or appropriate to bind each of the Banks under the Credit Documents and to create, perfect or maintain the existence or perfected status of any security interest created pursuant to any such Credit Documents.

        Section 8.2 AGENT'S RELIANCE, ETC. Neither the Agent nor the Issuing Bank nor any of its or their directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with any Credit Document or other Project Document, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent and the Issuing Bank (i) may treat any Bank that has signed an Assignment and Acceptance as the holder of the applicable portion of the Obligations; (ii) may consult with legal counsel (including counsel for the Partnership or any Affiliate), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations made in or in connection with any Credit Document or other Project Document; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Credit Document or other Project Document on the part of the Partnership or any Affiliate or to inspect the property (including the books and records) of the Partnership or any Affiliate thereof; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Credit Document or other Project Document or any other instrument or document furnished pursuant hereto or thereto; and (vi) shall incur no liability under or in respect of any Credit Document or other Project Document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier or otherwise) believed by it to be genuine and signed or sent by the proper party or parties.

        Section 8.3 THE AGENT, THE ISSUING BANK AND AFFILIATES. With respect to its Commitment and participation in the PPA Letter of Credit, the Issuing Bank shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent or the Issuing Bank, as the case may be; and the term "BANK" or "BANKS" shall, unless otherwise expressly indicated, include the Agent and the Issuing Bank in their capacity as a Bank (including the Issuing Bank in its capacity as such). The Agent and the Issuing Bank and their Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Partnership, any Affiliate thereof and any Person that may do business with or own securities of the Partnership or any Affiliate thereof, all as if the Agent and the Issuing Bank, respectively, were not the Agent and the Issuing Bank and without any duty to account therefor to the Banks.

        Section 8.4 BANK CREDIT DECISION. Each Bank agrees that it has, independently and without reliance on the Agent, the Issuing Bank or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also agrees that it will, independently and without reliance on the Agent, the Issuing Bank or any other Bank and based on such documents and information as it deems appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

        Section 8.5 INDEMNIFICATION. The Banks agree to indemnify the Agent and the Issuing Bank (to the extent not promptly reimbursed by the Partnership and without limiting the obligation of the Partnership to do so), on demand, ratably according to such Bank's Percentage Interest, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever that may at any time (including at any time following the payment of any Obligations or termination of this Agreement) be imposed on, incurred by or asserted against the Agent or the Issuing Bank in any way relating to or arising out of any Credit Document or other Project Document or any action taken or omitted by the Agent under any Credit Document or other Project Document; PROVIDED, HOWEVER, that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any costs and expenses payable by the Partnership under Section 9.4, to the extent that the Agent is not reimbursed for such costs and expenses by the Partnership.

        Section 8.6 SUCCESSOR AGENT. The Agent may resign at any time by giving 30 days prior written notice thereof to the Banks and the Partnership and may be removed at any time with or without cause with the written approval of the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent with the consent of the Partnership, which shall not be unreasonably withheld. If no successor Agent has been so appointed by the Required Banks, and has accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent with the consent of the Partnership (which shall not be unreasonably withheld), which successor Agent shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Credit Documents and the other Project Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was agent under this Agreement.

        Section 8.7 COLLATERAL. (a) Except as expressly provided herein, the Agent shall have no duty to take any affirmative steps with respect to the collection of amounts payable in respect of the Collateral. The Agent shall incur no liability as a result of any private sale of the Collateral.

        (b) The Banks hereby consent, and agree upon written request by the Agent to execute and deliver such instruments and other documents as the Agent may deem desirable to confirm such consent, to the release of the Liens on the Collateral, including any release in connection with any sale, transfer or other disposition of the Collateral or any part thereof, in accordance with the Project Documents.

                                   ARTICLE IX

                                  MISCELLANEOUS

        Section 9.1 AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or consent to any departure by the Partnership therefrom, shall be effective unless in writing and signed or consented to (in writing) by the Required Banks (and, in the case of amendments, the Partnership), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that (A) no amendment, waiver or consent shall, unless in writing and signed or consented to (in writing) by all of the Banks do any of the following: (i) waive any of the conditions specified in Article 3; (ii) increase the Commitments of the Banks, extend the term of any Commitments or subject the Banks to any additional obligations; (iii) reduce the principal of, or interest on, the PPA Loans or any fees or other amounts payable hereunder; (iv) postpone any date fixed for (a) payment of principal of, or interest on, any PPA Loans (b) reimbursement of drawings under the PPA Letter of Credit or (c) payment of fees or other amounts payable hereunder; (v) change the percentage of the Commitments or the number of Banks, required for the Banks or any of them to take any action hereunder; or
(vi) amend this Section 9.1; (B) no amendment, waiver or consent shall, unless in writing or consented to (in writing) by the Issuing Bank, affect the rights and obligations of the Issuing Bank hereunder; (C) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Persons required above to take such action, affect the rights or duties of the Agent under this Agreement or any other Credit Document; and (D) any provision that is a part of this Agreement as a result of an incorporation by reference to the Indenture shall be amended or waived as provided in Section 8.3 of the Collateral Agency Agreement.

        Section 9.2 NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including by telecopier and shall be mailed, telecopied or delivered, if to the Partnership, to it at Tenaska Georgia Partners, L.P., 1044 N. 115th Street, Suite 400, Omaha, NE 68154-4446,
Attention: Michael F. Lawler, telephone 402-691-9500, telecopier 402-691-9550; if to any Bank other than the Issuing Bank, to it at the address or telecopier number set forth below its name in the Assignment and Acceptance by which it became a party hereto; if to the Agent or the Issuing Bank, to it at The Toronto-Dominion Bank, 909 Fannin, Suite 1700, Houston, Texas, Attention: Jeff Lents; telephone 713-653-8229, telecopier 713-951-9921, or, as to each party, to it at such other address or telecopier number as designated by such party in a written notice to the other parties. All such notices and communications shall be deemed received, (i) if personally delivered, upon delivery, (ii) if sent by first-class mail, on the third Business Day following deposit into the mails and
(iii) if sent by telecopier, upon acknowledgment of receipt thereof by the intended recipient, except that notices and communications to the Agent pursuant to Article 2 or 8 shall not be effective until received by the Agent.

        Section 9.3 NO WAIVER, REMEDIES. No failure on the part of any Bank (including the Issuing Bank) or the Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, and no single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

        Section 9.4 COSTS AND EXPENSES. The Partnership agrees to pay on demand
(i) all reasonable costs and expenses of the Agent and the Banks (including the Issuing Bank) in connection with the preparation, execution, delivery, syndication, administration, modification and amendment of this Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including (a) the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Banks with respect thereto and with respect to advising the Agent and the Banks as to their rights and responsibilities, or the perfection, protection or reservation of rights or interests, under this Agreement, the other Credit Documents, the other Project Documents and the other documents to be delivered hereunder, (b) the reasonable fees and expenses of any consultants, auditors or accountants engaged by the Agent with the written consent (which shall not be unreasonably withheld) of the Partnership pursuant hereto, and (ii) all reasonable costs and expenses of the Agent and the Banks (including the Issuing Bank) (including reasonable counsel fees and expenses of the Agent and the Banks) in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement, the other Credit Documents, the other Project Documents and the other documents to be delivered hereunder, whether in any action, suit or litigation, bankruptcy, insolvency or similar proceeding. In addition, the Partnership shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the aforementioned documents, and the Partnership agrees to indemnify and hold the Agent and the Banks (including the Issuing Bank) harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay any of the foregoing.

        Section 9.5 APPLICATION OF MONEY. If any sum paid or recovered in respect of the Obligations is less than the amount then due, the Agent may apply that sum to principal, interest, fees or any other amount due under this Agreement in such proportions and order and generally in such manner as the Agent shall reasonably determine.

        Section 9.6 SEVERABILITY. Any provision of this Agreement that is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions of this Agreement or affecting the validity, enforceability or authorization of such provision in any other jurisdiction.

        Section 9.7 NON-RECOURSE LIABILITY. Satisfaction of the Obligations shall be had solely from the Collateral. Notwithstanding any provision to the contrary in the Transaction Documents, there shall be no recourse against any Affiliates, partners, stockholders, officers, directors, representatives or employees of the Partnership, other than the Partnership (each a "NON-RECOURSE PARTY"), for any payment due hereunder or under any other Financing Document or Security Document from the Partnership or for the performance of any obligation of such Non-Recourse Party, or breach of any representation or warranty made by such Non-Recourse Party hereunder or thereunder. The sole recourse of the Agent and the Banks hereunder or under any other Transaction Document or for the performance of any obligation of the Partnership, or breach of any representation or warranty made hereunder or thereunder by the Partnership, shall be against the Partnership and its assets, it being expressly understood by the Senior Parties that such obligations of the Partnership are obligations solely of the Partnership and that no such personal liability shall attach to, or be incurred by any Non-Recourse Party; PROVIDED, that nothing contained in this Section 9.7 shall (i) impair in respect of the Partnership the validity of any Credit Document, as applicable, prevent the taking of any action permitted by law against the Partnership or any of its Affiliates, or in any way affect or impair the rights of the Agent and the Banks to take any action permitted by law, in either case to realize upon the Collateral, (ii) be deemed to release the Partnership or any of its Affiliates, or any past, present or future shareholder, partner, officer, employee, director or agent of any thereof, from liability for its fraudulent actions, fraudulent misrepresentations, gross negligence or willful misconduct or (iii) limit or affect the obligations and liabilities of any Non-Recourse Party in accordance with the terms of any other Transaction Document creating such obligations and liabilities to which such Non-Recourse Party is a party.

        Section 9.8 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the Partnership, the Agent and the Banks and their respective successors and assigns, except that the Partnership shall not have the right to assign any of its rights and obligations hereunder without the prior written consent of the Required Banks, and, except as provided in Section 9.9, no Bank other than the Issuing Bank shall have the right to assign any of its rights and obligations hereunder.

        Section 9.9 ASSIGNMENTS AND PARTICIPATIONS. (a) Any Bank may at any time (with the consent of the Partnership, such consent not to be unreasonably withheld or delayed, the consent of the Agent, such consent not to be unreasonably withheld or delayed, and the consent of the Issuing Bank) sell to one or more banks or other entities whose long-term unsecured debt is rated at least "A-" or the equivalent by S&P and Moody's (a "PURCHASING BANK") all or any part of its rights and obligations under this Agreement (which, except in the case of an assignment to a Person that, immediately before such assignment, was a Bank), shall be in an amount equal to not less 33 1/3% of the Maximum Stated Amount pursuant to an Assignment and Acceptance, executed by such Purchasing Bank, such transferor Bank, the Agent and the Issuing Bank (and, in the case of a Purchasing Bank that is not then a Bank or an Affiliate thereof, by the Partnership). Upon (i) such execution of such Assignment and Acceptance and (ii) delivery of a copy thereof to the Partnership and payment of the amount of its participation to the Agent or such transferor Bank, such Purchasing Bank shall for all purposes be a Bank party to this Agreement and shall have all the rights and obligations of a Bank under this Agreement, to the same extent as if it were an original party hereto with the Percentage Interest as set forth in such Assignment and Acceptance, which shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Bank and the resulting adjustment of Percentage Interests arising from the purchase by such Purchasing Bank of all or a portion of the rights and obligations of such transferor Bank under this Agreement.

        (b) Any Bank may, from time to time, sell or offer to sell participating interests in any PPA Loans owing to such Bank, such Bank's interest in any Commitment of such Bank or any other interests and obligations of such Bank hereunder, to one or more banks or other entities (each, a "PARTICIPANT"), on such terms and conditions as may be determined by the selling Bank, without the consent of or notice to the Partnership, and the grant of such participation shall not relieve any Bank of its obligations, or impair the rights of any Bank, hereunder. In the event of any such sale by a Bank of a participating interest to a Participant, such Bank shall remain solely responsible for the performance of such Bank's obligations under this Agreement, the

Partnership, the Agent and the Issuing Bank will continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement and such Bank shall retain the sole right and responsibility to exercise the rights of such Bank, and enforce the obligations of the Partnership, including the right, subject to Section 9.1, to approve any amendment, modification, supplement or waiver of any provision of any Credit Document and the right to take action under Article 6 hereof, subject to Section 9.1, and such Bank shall not grant any such Participant any voting rights or veto power over any such action by such Bank under this Agreement. No Participant shall have any rights under this Agreement to receive payment of principal, interest or any other amount payable hereunder except through a Bank and as provided in this Section 9.9. The Partnership agrees that, upon the occurrence and during the continuance of any Event of Default, each Participant shall have the right of set-off in respect of its participating interest in amounts owing under this Agreement as set forth in Section 2.20 hereof to the same extent as if the amount of its participating interest was owing directly to it as a Bank under this Agreement. The Partnership also agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16, 2.17 and
2.18 hereof with respect to its participation granted hereunder; PROVIDED, that no Participant shall be entitled to receive any greater amount pursuant to such Sections than the Bank transferring such participation would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no such transfer occurred.

        (c) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.9, disclose to the Purchasing Bank or Participant or proposed Purchasing Bank or Participant any information relating to the Partnership furnished to such Bank by or on behalf of the Partnership; provided, however, that prior to any such disclosure, the Person receiving such disclosure shall sign such confidentiality agreements as the Partnership may reasonably request.

        Section 9.10 INDEMNIFICATION. The Partnership agrees to indemnify, on demand, and hold harmless the Agent and each Bank (including the Issuing Bank) and each of their respective officers, directors, employees, agents and affiliates from and against any and all claims, damages, losses, liabilities, costs and expenses whatsoever that such indemnified party may incur (or that may be claimed against such indemnified party by any Person) by reason of (i) any untrue statement or alleged untrue statement of any material fact concerning the Partnership or the Collateral, or the omission or alleged omission to state any fact concerning the Partnership or the Collateral necessary to make any such statement, in light of the circumstances under which it was made, not misleading; (ii) the issuance, sale or delivery of the Senior Debt; (iii) the use of the proceeds of the Senior Debt or any Drawing; (iv) any reasonable action taken by such indemnified party in protecting and enforcing the rights and remedies of the Agent and the Banks under the Project Documents; (v) subject to Section 7.2, the execution, delivery or transfer of, or payment or failure to pay under, the PPA Letter of Credit; (vi) any claim of any Person with respect to any finder's fee, brokerage commission or other similar sum due in connection with any Project Document; or (vii) any failure by the Partnership to comply with any Environmental Laws; PROVIDED, HOWEVER, that the Partnership shall not be required to indemnify the Issuing Bank for any claims, damages, losses, liabilities, costs or expenses to the extent caused by the Issuing Bank's willful misconduct or gross negligence in paying under the PPA Letter of Credit or the Issuing Bank's willful or grossly negligent failure to pay under the PPA Letter of Credit after the presentation to it by the beneficiary of a draft and certificate strictly complying with the terms and conditions of the PPA Letter of Credit (unless the Issuing Bank in good faith believed itself (based upon an opinion of counsel) to be prohibited by law or legal authority from making such payment). The Partnership, upon demand by any party indemnified or intended to be indemnified pursuant to this
Section 9.10 at any time, shall also reimburse such party for any reasonable legal or other expenses incurred in connection with investigating or defending against any of the foregoing. If any action, suit or proceeding arising from any of the foregoing is brought against any party indemnified or intended to be indemnified pursuant to this Section 9.10 (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Partnership in writing, enclosing a copy of all papers served, but the omission so to notify the Partnership of any such action shall not relieve it of any liability that it may have to any Indemnified Party otherwise than under this Section 9.10; PROVIDED, HOWEVER, that the Partnership shall not be liable for any settlement of any such action effected without the Partnership's prior written consent. In case any such action shall be brought against any Indemnified Party and it shall notify the Partnership of the commencement thereof, the Partnership shall be entitled to participate in and, to the extent that it shall wish, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Partnership to such Indemnified Party of the Partnership's election so to assume the defense thereof, the Partnership shall not be liable to such Indemnified Party for any subsequent legal or other expenses attributable to such defense, except as provided below, other than reasonable costs of investigation subsequently incurred by such Indemnified Party in connection with the defense thereof. The Indemnified Party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the employment of counsel by such Indemnified Party has been authorized by the Partnership, (ii) the Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Partnership and the Indemnified Party in the conduct of the defense of such action (in which case the Partnership shall not have the right to direct the defense of such action on behalf of the Indemnified Party) or counsel for the Partnership shall have declined to represent the Indemnified Party in light of a potential conflict of interest or (iii) the Partnership shall not in fact have employed counsel reasonably satisfactory to the Indemnified Party to assume the defense of such action.

        Section 9.11 GOVERNING LAW; SUBMISSION OF JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES UNDER THIS AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING AGAINST THE PARTNERSHIP WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE PARTNERSHIP HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE PARTNERSHIP HEREBY IRREVOCABLY DESIGNATES, APPOINTS AND EMPOWERS CT CORPORATION SYSTEM, WITH OFFICES ON THE DATE HEREOF AT 111 EIGHTH AVENUE, 13TH FLOOR, NEW YORK, NY 10011, AS ITS DESIGNEE, APPOINTEE AND AGENT WITH RESPECT TO ANY ACTION OR PROCEEDING IN NEW YORK TO RECEIVE FOR AND ON ITS BEHALF, AND IN

RESPECT OF ITS PROPERTY, SERVICE OF ANY AND ALL LEGAL PROCESS, SUMMONS, NOTICES AND DOCUMENTS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING AND AGREES THAT THE FAILURE OF SUCH AGENT TO GIVE ANY ADVICE OF ANY SUCH SERVICE OF PROCESS TO THE PARTNERSHIP SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY CLAIM BASED THEREON. IF FOR ANY REASON SUCH DESIGNEE, APPOINTEE AND AGENT SHALL CEASE TO BE AVAILABLE TO ACT AS SUCH, THE PARTNERSHIP AGREES TO DESIGNATE A NEW DESIGNEE, APPOINTEE AND AGENT IN NEW YORK CITY ON THE TERMS AND FOR THE PURPOSES OF THIS PROVISION SATISFACTORY TO THE AGENT. THE PARTNERSHIP FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE PARTNERSHIP AT ITS ADDRESS SET FORTH IN SECTION 9.2, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

        (b) THE PARTNERSHIP HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN SECTION 9.11(a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

        (c) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO ANY OF THIS AGREEMENT OR THE CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

        Section 9.12 HEADINGS. The section and subsection headings used herein have been inserted for convenience of reference only and do not constitute matters to be considered in interpreting this Agreement.

        Section 9.13 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, as of the day and year first above written.

                                TENASKA GEORGIA PARTNERS, L.P.,
                                  by Tenaska Georgia, Inc.,
                                  its Managing General Partner


                                By: /s/ Michael F. Lawler
                                    --------------------------------------------
                                    Name: Michael F. Lawler
                                    Title: Vice President of Finance & Treasurer


                                       PERCENTAGE
COMMITMENT                              INTEREST

Initial Commitment       $15,000,000       100%     The Toronto-Dominion Bank
Additional Commitment    $10,000,000       100%     as Agent, the Issuing Bank
                                                    and as a Bank



                                           By: /s/ Warren Finley
                                               ------------------------------
                                           Name: Warren Finley
                                           Title: Manager Credit

                                                                       EXHIBIT A


                            FORM OF LETTER OF CREDIT

                IRREVOCABLE STAND-BY LETTER OF CREDIT NO.________

                            THE TORONTO-DOMINION BANK

PECO ENERGY COMPANY
[ADDRESS]


                                                                 [Date]


Dear Sirs:

        For the account of Tenaska Georgia Partners, L.P. ("Tenaska"), we hereby authorize you to draw on us at sight $15,000,000 plus upon and after April 1, 2001, $10,000,000 (giving a total of $25,000,000 less any non-reimbursed draws) (such amount, or after such date the sum of such amounts, as the same shall be reduced and reinstated from time to time in accordance with the terms hereof, being referred to herein as the "Stated Amount").

        Funds under this Letter of Credit are available to you against your sight draft(s) drawn on us and accompanied by a certificate purportedly signed by your authorized representative in the form of ANNEX A attached hereto.

        Presentation of such draft(s) and certificate(s) shall be made at our office located at ________________, ________________, Attention: ______________
or at any other location _______________ which may be designated by us by written notice delivered to you. Drafts must be marked "Drawn under [BANK] Irrevocable Letter of Credit No. ________________". We hereby agree that all drafts drawn under and in compliance with the terms of this Letter of Credit will be duly honored by us upon due delivery of the draft(s) and certificate(s) if presented at such office on or before the termination date hereof.

        Payment under this Letter of Credit shall be made in accordance with the payment instructions set forth in your certificate in the form of ANNEX A.

        All drafts, certificates and notices shall be personally delivered to us.

        Upon our receipt of a certificate in the form of ANNEX B attached hereto from your authorized representative, the Stated Amount will be reduced in accordance with such certificate.

        This Letter of Credit shall automatically terminate and be delivered to us for cancellation upon the earliest of (i) our receipt of a certificate signed by your authorized representative in the form of ANNEX C attached hereto, (ii) the close of business on [DATE], and (iii) 60 days after our delivery to you of a termination certificate stating that this Letter of Credit will terminate on such 60th day by reason of an event of default having occurred under the reimbursement agreement


                                    Ex. B-1
between Tenaska and us. The earlier of the termination dates arising under clause (ii) and (iii) above is the "Expiry Date."

        Partial drawings under this Letter of Credit are permitted. Each drawing hereunder shall reduce the Stated Amount by the amount paid on such drawing; provided that a reduction in the Stated Amount may be reinstated by our delivery to you of a certificate in the form of ANNEX D indicating that the Stated Amount has been so increased.

        This Letter of Credit is subject to the International Standby Practices (ISP98). This Letter of Credit shall be deemed to be made under the laws of the State of New York, including Article 5 of the Uniform Commercial Code, and shall, as to matters not governed by the International Standby Practices (ISP98), be governed by and construed in accordance with the laws of the State of New York, excluding any choice of law provisions or conflict of law principles which would require reference to the laws of any other jurisdiction.

        This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for the certificate(s) and such sight draft(s) referred to herein.

                                     Very truly yours,

                                     [BANK]


                                     By:
                                         --------------------------------------







                                    Ex. B-2

                                                                         Annex A


                               DRAWING CERTIFICATE


        The undersigned, a duly authorized representative of PECO Energy Company ("PECO"), as the beneficiary of the Irrevocable Letter of Credit No. ___ (the "Letter of Credit") issued by [BANK] (the "Bank") for the account of Tenaska Georgia Partners, L.P. ("Tenaska"), certifies as follows to the Bank:

        1. Tenaska and PECO are parties to a Power Purchase Agreement dated August 24, 1999 (the "PPA"). [TENASKA HAS FAILED TO PAY PECO CERTAIN LIQUIDATED DAMAGES PAYABLE UNDER SECTION 4.02, 8.08, 8.09, 8.10 OR 8.11 OF THE PPA] OR [TENASKA HAS FAILED TO PAY AN AVAILABILITY ADJUSTMENT DUE UNDER THE PPA.] OR [THE [EXPIRY DATE BEING THE DATE 7 YEARS AFTER THE ISSUE DATE OF THE LETTER OF CREDIT] IS TO OCCUR WITHIN 10 DAYS OF THE DATE OF THIS DRAWING CERTIFICATE AND THE LETTER OF CREDIT HAS NOT BEEN RENEWED OR REPLACED BY AN ACCEPTABLE CREDIT SUPPORT (AS DEFINED IN THE PPA)] OR [THE [EXPIRY DATE BEING THE DATE 60 DAYS AFTER DELIVERY OF A TERMINATION CERTIFICATE STATING THAT THIS LETTER OF CREDIT WILL TERMINATE ON SUCH 60TH DAY BY REASON OF AN EVENT OF DEFAULT HAVING OCCURRED UNDER TENASKA'S FINANCING DOCUMENTS] IS TO OCCUR WITHIN 30 DAYS OF THE DATE OF THIS DRAWING CERTIFICATE AND THE LETTER OF CREDIT HAS NOT BEEN RENEWED OR REPLACED BY AN ACCEPTABLE CREDIT SUPPORT (AS DEFINED IN THE PPA).

        2. PECO is entitled to make a drawing under the Letter of Credit in the amount of $_____. The amount of drawing to be made hereunder does not exceed (a)
(1) the amount of the obligations due and payable by Tenaska to PECO or (2) the amount required to be posted as cash collateral upon the expiration of an Acceptable Credit Support to PECO, pursuant to the PPA and (b) the Stated Amount of the Letter of Credit.

        3. All payments to PECO under the Letter of Credit shall be made by wire transfer of immediately available funds to PECO at [PECO'S BANK], for credit to account no. _____.

        Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit.

                                     PECO ENERGY COMPANY,
                                       a Pennsylvania corporation


                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:




                                    Ex. B-3

                                                                         Annex B


                    CONSENT TO REDUCTION OF LETTER OF CREDIT


        Reference is made to the Irrevocable Stand-by Letter of Credit No. ____ (the "Letter of Credit") issued by [BANK] for the account of Tenaska Georgia Partners, L.P. The undersigned beneficiary of such Letter of Credit hereby consents to a permanent reduction in the amount available to be drawn under the Letter of Credit, effective immediately, to $-------------.

        IN WITNESS WHEREOF, PECO Energy Company has executed and delivered this certificate as of the ____ day of __________.


                                       PECO ENERGY COMPANY,
                                         a Pennsylvania corporation


                                       By:
                                           ------------------------------------






                                    Ex. B-4

                                                                         Annex C


                   CONSENT TO TERMINATION OF LETTER OF CREDIT


        Reference is made to the Irrevocable Stand-by Letter of Credit No. ____ (the "Letter of Credit") issued by [BANK] for the account of Tenaska Georgia Partners, L.P. The undersigned beneficiary of such Letter of Credit hereby consents to the termination of the Letter of Credit, effective immediately, and is surrendering the Letter of Credit for cancellation.

        IN WITNESS WHEREOF, PECO Energy Company has executed and delivered this certificate as of the ____ day of __________, 20__.

                                       PECO ENERGY COMPANY,
                                         a Pennsylvania corporation


                                       By:
                                           ------------------------------------










                                    Ex. B-5

                                                                         Annex D


                  CERTIFICATE OF REINSTATEMENT OF STATED AMOUNT

                                     [Date]


PECO
[Address]
Attn:

Ladies and Gentlemen:


        Reference is made to [BANK], Letter of Credit No. [ ] Irrevocable Standby Letter of Credit (the "LETTER OF CREDIT"), dated __________ __, 1999, issued by us in your favor. Any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit. This constitutes our notice to you pursuant to the Letter of Credit that $______has been added to the amount available to be drawn. The Stated Amount is therefore increased by such amount to $___________.

                                     Very truly yours,

                                     [BANK]


                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:


                                     By:
                                         --------------------------------------
                                         Name:
                                         Title:







                                    Ex. B-6

                                                                         Annex E


                    NOTICE OF TERMINATION OF LETTER OF CREDIT


        Reference is made to the Irrevocable Stand-by Letter of Credit No. ____ (the "Letter of Credit") issued by [BANK] for the account of Tenaska Georgia Partners, L.P. The undersigned [BANK] hereby provides notice that this Letter of Credit will terminate on the 60th day after the date hereof by reason of an event of default having occurred under the reimbursement agreement between Tenaska and us.

        IN WITNESS WHEREOF, the [BANK] has executed and delivered this certificate as of the ____ day of __________, 20__.


                                       [BANK]


                                       By:
                                           ------------------------------------











                                    Ex. B-7

                                                                       EXHIBIT B


                        FORM OF ASSIGNMENT AND ACCEPTANCE


                             Dated __________, 200__


        Reference is made to the PPA Letter of Credit and Reimbursement Agreement, dated November 10, 1999 (the "REIMBURSEMENT AGREEMENT"), among Tenaska Georgia Partners, L.P., a Delaware limited partnership (the "PARTNERSHIP"), the Issuing Bank (as defined in the Reimbursement Agreement), the Banks (as defined in the Reimbursement Agreement) and the Issuing Bank, as Agent for the Banks (the "AGENT"). Terms defined in the Reimbursement Agreement are used herein with the same meaning.

        _________________ (the "ASSIGNOR") and ___________________ (the
"ASSIGNEE") agree as follows:

        (1) The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, the percentage interest specified on Schedule 1 hereto in and to all of the Assignor's rights and obligations under the Reimbursement Agreement as of the date hereof (after giving effect to any other assignments thereof made before the date hereof, whether or not such assignments have become effective, but without giving effect to any other assignments thereof also made on the date hereof), including, without limitation, such Percentage Interest in the Assignor's Commitment, each of the PPA Loans owing to the Assignor and the PPA Letter of Credit. The Assignee shall pay to the Assignor, at or before 12:00 noon, local time of the Assignor, on the Effective Date (as defined below), the purchase price therefor in an amount equal to the Percentage Interest of each of the PPA Loans owing to the Assignor, as reflected on Schedule 1 hereto, in immediately available funds.

        (2) The Assignor (a) represents and warrants that as of the date hereof its Commitment, each of the PPA Loans owing to it and its participation in the PPA Letter of Credit (after giving effect to any other assignments of the foregoing made before the date hereof, whether or not such assignments have become effective, but without giving effect to any other such assignments also made on the date hereof) are in the respective dollar amounts specified therefor on Schedule 1 hereto; (b) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (c) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any of the Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any of the Credit Documents or any other instrument or document furnished pursuant thereto; and (d) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Partnership or the performance or observance by the Partnership or any other Person of any of its obligations under any of the Credit Documents or any other instrument or document furnished pursuant thereto.


                                    Ex. B-1

        (3) The Assignee (a) confirms that it has received copies of the Credit Documents and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance, including such documents evidencing satisfaction of the conditions precedent set forth in the Reimbursement Agreement; (b) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Bank (including the Issuing Bank) and based on such documents and information as it may deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Reimbursement Agreement; (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Reimbursement Agreement are required to be performed by it as a Bank; and (e) specifies as its address for notices the address set forth beneath its name on Schedule 1 hereto.

        (4) Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent in the Register maintained by the Agent for such purpose. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Agent, unless otherwise specified on Schedule 1 hereto (the "EFFECTIVE DATE").

        (5) Upon such acceptance and recording by the Agent, as of the Effective Date (a) the Assignee shall be a party to the Reimbursement Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Reimbursement Agreement.

        (6) Upon such acceptance and recording by the Agent, from and after the Effective Date the Agent shall make all payments under the Reimbursement Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and the Assignee shall make all appropriate adjustments directly between themselves in respect of payments of principal, interest and/or fees under the Reimbursement Agreement for periods before the Effective Date.

        (7) Each of the Assignor and the Assignee agrees that at any time and from time to time upon the written request of the other party, it will execute and deliver such further documents and do such further acts and things as the other party may reasonably request in order to effect the purposes of this Assignment and Acceptance.

        (8) THE RIGHTS AND OBLIGATIONS OF EACH OF THE PARTIES UNDER THIS ASSIGNMENT AND ACCEPTANCE SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW
SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        (9) This Assignment and Acceptance is executed by the parties on
Schedule 1 hereto and may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Execution of this Assignment


                                    Ex. B-2
and Acceptance by the Agent and the Partnership on Schedule 1 hereto shall constitute any consent of such Person required pursuant to Section 9.9 of the Reimbursement Agreement.































                                    Ex. B-3

                                                                   Schedule 1 to
                                                       Assignment and Acceptance

Section 1.

Percentage of Assignor interest
in Drawings, Commitments, and
PPA Loans to be assigned:                                    _______%

Section 2.

Immediately prior to Effective Date:

                Assignor's Initial Commitment:              $_______

                Assignor's Additional Commitment:           $_______

                Assignor's Total Commitment:                $_______

                PPA Loans owing to Assignor:                $_______


                Assignor's participation in remaining
                amount of Stated Amount of PPA Letter
                of Credit:

                    Initial Commitment Portion              $_______

                    Additional Commitment Portion           $_______

                Assignor's Percentage Interest (as
                defined in the Reimbursement Agreement)      _______%

Section 3.

Upon Effective Date:

                Assignor's Initial Commitment:              $_______

                Assignor's Additional Commitment:           $_______

                Assignor's Percentage Interest:              _______%

                Assignee's Initial Commitment:              $_______

                Assignee's Additional Commitment:           $_______

                Assignee's Percentage Interest:              _______%


                                    Ex. B-4

Section 4.

Effective Date:
                                     ----------------------------------

                                     [ASSIGNOR]

                                     By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                    [ADDRESS FOR NOTICES]


Consented to on this _____ day of __________, 200__:


[                           ],
as Agent and the Issuing Bank


By:
    ----------------------------------
    Name:
    Title:


By:
    ----------------------------------
    Name:
    Title:


Consented to on this _____ day of __________, 200__:



TENASKA GEORGIA PARTNERS, L.P.,
by Tenaska Georgia, Inc.,
its Managing General Partner


By:
    ----------------------------------
    Name:
    Title:



                                    Ex. B-5

                                                                       EXHIBIT C


                              AMORTIZATION SCHEDULE


        The principal amount of each PPA LOC Loan shall be due and payable in semi-annual installments on consecutive Scheduled Payment Dates, commencing on the first such Scheduled Payment Date to occur after such PPA LOC Loan is made, and shall in any event be due and payable, to the extent not previously paid on the applicable PPA LOC Loan Required Payment Date. The Partnership shall pay interest on any PPA LOC Loan on such Scheduled Payment Date and on the PPA LOC Loan Required Payment Date out of cash available in the Revenue Account at the same level in the flow of funds as interest on other Senior Debt and shall repay the principal amount, if any, of PPA LOC Loans on such Scheduled Payment Dates and on the PPA LOC Loan Required Payment Date out of 100% of the cash available in the Revenue Account after payment of Debt Service on all Senior Debt (including but not limited to DSR LOC Loans) other than principal of PPA LOC Loans.

        The principal amount of each PPA Term Loan shall be due and payable in semi annual installments on consecutive Scheduled Payment Dates, commencing on the first such Scheduled Payment Date to occur after such PPA Term Loan is made, and maturing in full on the applicable PPA Term Loan Required Payment Date. The amount of principal payable on each such Scheduled Payment Date shall be equal to the amount of the principal component only of an amortization schedule based on the foregoing payment schedule and a final maturity date the earlier of (x) five years from the date on which such PPA Term Loan is made and (y) the Final Maturity Date and assuming (i) a fixed PER ANNUM interest rate equal to the interest rate (whether determined with reference to the Adjusted Base Rate or the Eurodollar Rate) applicable to such PPA Term Loan on such date and (ii) mortgage-style payments of principal and interest.




                                    Ex. C-1

                                                                       EXHIBIT D



---------------------- -------------------- -------------------- --------------------
                       BBB-/Baa3 or         BB+/Ba1*             BB/Ba2 or
                       above*                                    below*
---------------------- -------------------- -------------------- --------------------
                       EurodollarBase       Eurodollar Base      Eurodollar Base
                       Rate      Rate       Rate       Rate      Rate       Rate
                       Loans     Loans      Loans      Loans     Loans      Loans
                       and LOC              and LOC              and LOC
                       fees                 fees                 fees
---------------------- --------- ---------- ---------- --------- ---------- ---------
Year 1-4               137.5     137.5 bps  150.0 bps  150.0     200.0 bps  200.0
                       bps                             bps                  bps
---------------------- --------- ---------- ---------- --------- ---------- ---------
Year 5-7               150.0     150.0 bps  162.5 bps  162.5     212.5 bps  212.5
                       bps                             bps                  bps
---------------------- --------- ---------- ---------- --------- ---------- ---------









---------------
*  In the event of a split rating, the lower rating will be used.


                                    Ex. D-1